Exhibit 99.1

AppLovin Announces Third Quarter 2026 Financial Results

AppLovin posted record third quarter earnings: net income grew 72% year-over-year to $1.44 billion on record revenue of $2.18 billion, up 55% year-over-year, with industry-leading 66% net income margin and 84% Adjusted EBITDA margin.

PALO ALTO – November 4, 2026 – AppLovin Corporation (NASDAQ: APP) (“AppLovin” or the "Company"), a leading marketing platform, today announced financial results for the quarter ended September 30, 2026 and posted a financial update on its Investor Relations website located at https://investors.applovin.com.

Third Quarter 2026 Financial Highlights:

	Quarter Ended September 30,			Nine Months Ended September 30,
(In millions, except percentages)	2026	2025	% Change	2026	2025	% Change
Revenue	$2,185	$1,405	55%	$5,951	$3,823	56%
Net Income	$1,439	$836	72%	$3,911	$2,231	75%
Net Income from Continuing Operations	$1,439	$836	72%	$3,911	$2,331	68%
Adjusted EBITDA	$1,842	$1,158	59%	$5,013	$3,114	61%

Additional Financial Highlights:

●Net cash from operating activities and Free Cash Flow were $1.4 billion for the third quarter 2026.
●Basic and Diluted earnings per share ("EPS") were $4.31 and $4.30, respectively, for the third quarter 2026.
●During the third quarter 2026, we repurchased and withheld 4.1 million shares of our Class A common stock, for a total cost of $1.4 billion1. At the end of 3Q 2026, we had 331 million shares of our Class A and Class B common stock outstanding.
●Given continued confidence in the Company's future, our board of directors approved an increase to our share repurchase authorization of $3.2 billion, bringing our total current share repurchase authorization to $3.6 billion as of the end of October.

Fourth Quarter 2026 Financial Guidance Summary2

	4Q26
(In millions, except percentages)	Low	High
Revenue	$2,365	$2,395
Adjusted EBITDA	$1,995	$2,025
Adjusted EBITDA Margin	84%	85%

1 Includes repurchased shares as well as withholdings upon net share settlement of vested equity awards. Total cost includes repurchase costs, including commissions, taxes, and fees, as well as cash paid in connection with tax withholding and remittance obligations upon net share settlement. Future repurchases may be made from time to time through open market purchases or through privately negotiated transactions, subject to market conditions, applicable legal requirements, including surplus and solvency requirements, and other relevant factors.
2 We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided historical reconciliations of GAAP to non-GAAP metrics in tables at the end of this press release.

Webcast and Conference Call
AppLovin will host a webinar today at 2:00 PM PT / 5:00 PM ET, during which management will discuss the Company’s third quarter 2026 results and provide commentary on its business performance. A question-and-answer session will follow the prepared remarks.

The webinar may be accessed on the Company’s investor relations website or via webinar registration. A replay of the webinar will also be available under the Events & Presentations section of our Investor Relations website.

About AppLovin
AppLovin makes technologies that help businesses of every size connect to their ideal customers. The company provides end-to-end advertising solutions for businesses to reach, monetize and grow their global audiences. For more information about AppLovin, visit: www.applovin.com.

Contacts

Investors David Hsiao ir@applovin.com	Press Emelyne Interior press@applovin.com

Source: AppLovin Corp.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include our expected financial results and guidance and statements regarding our share repurchase program. Our ability to utilize the full amount authorized by our share repurchase program will depend on a variety of factors, including compliance with legal requirements, such as solvency and surplus requirements; contractual restrictions; market conditions; our capital allocation strategy; and our other capital requirements from time to time, including any strategic transactions we may undertake. Over time, we may modify our capital allocation strategy or pursue alternative objectives and strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, which could cause actual results to differ materially from those projected. These risks include our inability to forecast our business effectively, the macroeconomic environment, fluctuations in our results of operations, our ability to execute on our operational and financial priorities, our ability to scale our business to support new customers, the competitive advertising ecosystem, and our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this press release includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.
We define Adjusted EBITDA for a particular period as net income adjusted for loss from discontinued operations, net of income taxes, interest expense, other (income) expense, net (excluding certain recurring items), provision for income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange gain, stock-based compensation, transaction-related expense and other, restructuring costs (benefits), as we believe these items are not reflective of our core operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period.

We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Free Cash Flow reflects cash flows from both of continuing and discontinued operations. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation
Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$3,173,731	$2,487,096
Accounts receivable, net	2,388,782	1,819,366
Prepaid expenses and other current assets	141,842	124,330
Total current assets	5,704,355	4,430,792
Property and equipment, net	113,342	122,445
Goodwill	1,516,423	1,539,986
Intangible assets, net	336,185	396,714
Equity method investments	298,333	287,666
Other non-current assets	614,111	482,007
Total assets	$8,582,749	$7,259,610
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$838,172	$746,977
Accrued and other current liabilities	661,182	586,811
Total current liabilities	1,499,354	1,333,788
Long-term debt	3,516,136	3,512,987
Other non-current liabilities	268,557	278,164
Total liabilities	5,284,047	5,124,939
Stockholders’ equity:
Preferred Stock, $0.00003 par value—100,000 shares authorized, no shares issued and outstanding as of September 30, 2026 and December 31, 2025	—	—
Class A, Class B, and Class C Common Stock, $0.00003 par value—1,850,000 (Class A 1,500,000, Class B 200,000, Class C 150,000) shares authorized, 331,322 (Class A 301,258, Class B 30,064, Class C nil) and 338,313 (Class A 307,955, Class B 30,358, Class C nil) shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	11	11
Additional paid-in capital	649,790	446,550
Accumulated other comprehensive loss	(76,530)	(46,987)
Retained earnings	2,725,431	1,735,097
Total stockholders’ equity	3,298,702	2,134,671
Total liabilities and stockholders’ equity	$8,582,749	$7,259,610

AppLovin Corporation
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$2,184,815	$1,405,045	$5,950,950	$3,822,773
Costs and expenses:
Cost of revenue	240,765	174,855	670,198	481,611
Sales and marketing	68,803	48,575	192,948	154,875
Research and development	101,817	43,852	295,822	144,290
General and administrative	64,462	58,756	148,804	165,326
Total costs and expenses	475,847	326,038	1,307,772	946,102
Income from operations	1,708,968	1,079,007	4,643,178	2,876,671
Other income (expense):
Interest expense	(51,066)	(51,429)	(153,381)	(155,726)
Other income (expense), net	86,032	(6,632)	191,071	(21,389)
Total other income (expense), net	34,966	(58,061)	37,690	(177,115)
Income before income taxes	1,743,934	1,020,946	4,680,868	2,699,556
Provision for income taxes	305,032	185,401	769,815	368,617
Net income from continuing operations	1,438,902	835,545	3,911,053	2,330,939
Loss from discontinued operations, net of income taxes	—	—	—	(99,444)
Net income	1,438,902	835,545	3,911,053	2,231,495

Net income (loss) per share attributed to Class A and Class B common stockholders - Basic:
Continuing operations	$4.31	$2.47	$11.65	$6.87
Discontinued operations	—	—	—	(0.29)
Basic net income per share	$4.31	$2.47	$11.65	$6.58

Net income (loss) per share attributed to Class A and Class B common stockholders - Diluted:
Continuing operations	$4.30	$2.45	$11.61	$6.80
Discontinued operations	—	—	—	(0.29)
Diluted net income per share	$4.30	$2.45	$11.61	$6.51

Weighted-average common shares used to compute net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	333,628	338,531	335,595	338,990
Diluted	334,769	340,974	336,829	342,668

AppLovin Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Operating Activities
Net income	$3,911,053	$2,231,495
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization, depreciation and write-offs	100,418	162,042
Goodwill impairment	—	188,943
Stock-based compensation, excluding cash-settled awards	253,138	130,167
Gain on divestiture, net of transaction costs	—	(106,229)
Other	(91,330)	80,887
Changes in operating assets and liabilities:
Accounts receivable	(571,015)	(326,747)
Prepaid expenses and other assets	2,671	84,474
Accounts payable	88,410	2,069
Accrued and other liabilities	(104,070)	210,259
Net cash provided by operating activities	3,589,275	2,657,360
Investing Activities
Proceeds from divestiture, net of cash divested	—	407,297
Purchase of non-marketable equity securities	—	(20,178)
Other investing activities	(25,375)	(27,863)
Net cash provided by (used in) investing activities	(25,375)	359,256
Financing Activities
Repurchases of common stock	(2,811,222)	(1,774,329)
Payment of withholding taxes related to net share settlement	(55,818)	(316,882)
Principal repayments of debt	—	(200,000)
Payments of licensed asset obligation	—	(13,532)
Proceeds from issuance of debt	—	200,000
Other financing activities	(5,913)	4,889
Net cash used in financing activities	(2,872,953)	(2,099,854)
Effect of foreign exchange rate on cash and cash equivalents	(4,312)	8,726
Net increase in cash and cash equivalents, including cash from discontinued operations	686,635	925,488
Less: net decrease in cash from discontinued operations	—	(44,381)
Net increase in cash and cash equivalents	686,635	969,869
Cash and cash equivalents at beginning of the period	2,487,096	697,030
Cash and cash equivalents at end of the period	$3,173,731	$1,666,899

Supplemental disclosure of cash flow information:
Cash paid for interest	$100,834	$101,023
Cash paid for income taxes, net of refunds	$926,151	$167,291

AppLovin Corporation
Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow
(In thousands)

The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow for the periods presented:

	Quarter Ended September 30,
	2026	2025
Net cash provided by operating activities	1,428,842	1,053,422
Less:
Purchase of property and equipment	(7,476)	(105)
Principal payments of finance leases	(2,923)	(4,318)
Free Cash Flow	$1,418,443	$1,048,999
Net cash used in investing activities	$(17,687)	$(19,628)
Net cash used in financing activities	$(1,290,302)	$(560,260)

AppLovin Corporation
Reconciliation of Net Income to Adjusted EBITDA
(In thousands, except percentages)

The following table provides our Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Net Income to Adjusted EBITDA for the periods presented:

	Quarter Ended September 30,			Nine Months Ended September 30,
	2026	2025		2026	2025
Revenue	$2,184,815	$1,405,045		$5,950,950	$3,822,773
Net income	1,438,902	835,545		3,911,053	2,231,495
Net margin	66%	59%		66%	58%
Loss from discontinued operations, net of income taxes	—	—		—	99,444
Net income from continuing operations	1,438,902	835,545		3,911,053	2,330,939
Net margin from continuing operations	66%	59%		66%	61%
Adjusted as follows:
Interest expense	51,066	51,429		153,381	155,726
Other (income) expense, net	(84,501)	9,079		(185,724)	13,233
Provision for income taxes	305,032	185,401		769,815	368,617
Amortization, depreciation and write-offs	34,190	34,978		100,418	97,988
Non-operating foreign exchange gain	(2,055)	(570)		(5,685)	(2,100)
Stock-based compensation	84,165	33,767		253,417	127,434
Transaction-related expense and other	15,477	6,565		15,487	16,245
Restructuring costs (benefits)[1]	(46)	1,460		810	5,691
Adjusted EBITDA	$1,842,230	$1,157,654	$1,157,654	$5,012,972	$3,113,773
Adjusted EBITDA margin	84%	82%		84%	81%

1 Negative amount reflects a reversal of amounts expensed in prior periods